Supplement to Prospectus
                                       of
                       Wright Selected Blue Chip Portfolio
                    Wright International Blue Chip Portfolio
                                dated May 1, 2000



         Effective as of the date of this Supplement, the above Prospectus is revised as follows:

                  1. The disclosure relating to Wright Selected Blue Chip Portfolio under the caption "Principal Investment Strategies" on page 2 of the Prospectus is revised as follows:

                  The fund invests at least 80% of its net assets in the equity securities of well-established quality companies on the AWIL. Wright also considers benchmark weightings and which industries or sectors will perform best. Wright selects only those companies whose current operations reflect defined, quantified characteristics which Wright believes are likely to provide comparatively superior total investment return.

                  Wright considers recent valuations and price/earnings momentum when deciding which companies present the best value in terms of current price, and current and forcasted earnings. Selected companies may or may not currently pay dividends on their shares. At the end of 1999, the fund's median market capitalization was that of a mid-cap fund. Professional investment personnel characterize the fund as a blend of growth and value. The fund attempts to outperform the Standard & Poor's Mid-Cap 400 Index (S&P Mid-Cap 400).

                  Typically, the fund sells an individual security when it is no longer eligible for inclusion in the AWIL, or it ceases to meet the investment criteria.

                  When the market is unfavorable, the fund's assets may be held in cash or invested in short-term obligations without limit. Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

                  The fund's objective may be changed by the trustees without shareholder approval.

                  2. The disclosure relating to Wright Selected Blue Chip Portfolio under the caption "Past Performance" on page 3 of the Prospectus is revised by the deletion of the second sentence of the paragraph following the bar chart.

                  3. The disclosure relating to Wright International Blue Chip Portfolio under the caption "Principal Investment Strategies" on page 4 of the Prospectus is revised by the deletion of the following disclosure:

                  "The fund invests no more than 20% of its assets in any one country."



         July 1, 2000

                Supplement to Statement of Additional Information
                                       of
                       Wright Selected Blue Chip Portfolio
                    Wright International Blue Chip Portfolio
                                dated May 1, 2000



         Effective as of the date of this Supplement, the above Statement of Additional Information is revised as follows:


         The last paragraph under the disclosure for Wright Selected Blue Chip Portfolio on page 2 of the Statement of Additional Information is revised to read:

                           "The equity  securities  in which  WSBCP  invests are
                  limited to those companies on the AWIL whose current operations reflect characteristics which have been identified by the investment adviser as being likely to provide comparatively superior total investment return over the intermediate term. WSBCP purchases securities which meet WSBCP's investment criteria. Portfolio securities are generally considered for sale if such securities are no longer included in the AWIL or no longer meet WSBCP's investment criteria."








         July 1, 2000